Pennsylvania Business Bank

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "*****" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

LOAN TYPE. This is a Variable Rate Nondisclosable Loan to three Limited Liability Companies for $4,500,000.00. The reference rate (Prime Rate for large money center banks published daily in the Money Rates Section of the Wall Street Journal (Eastern Edition), with an interest rate floor of 7.500% currently 8.250%) is added to the margin of 2.000%, resulting in an initial rate of 10.250. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: Purchase money mortgage loan for Lots 7A and 22A, Block 15, Kearney, New Jersey.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,500,000.00 as follows:

Other Disbursements: $4,500,000.00 Present Principal Balance	$4,500,000.00
Note Principal:	$4,500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash: $11,250.00 Loan Fee	$11,250.00
Total Charges Paid in Cash:	$11,250.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 1, 2007.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

DEL TOCH LLC

DVL, INC., Managing Member of Del Toch LLC

By: ______________________________ (Seal)
Alan E. Casnoff, President of DVL, Inc.

[redacted]

DELBORNE LAND COMPANY LLC

DVL, INC., Managing Member of Delborne Land Company LLC

By: ______________________________ (Seal)
Alan E. Casnoff, President of DVL, Inc.

DELBROOK HOLDING LLC

DVL, INC., Managing Member of Delbrook Holding LLC

By: ______________________________ (Seal)
Alan E. Casnoff, President of DVL, Inc.

NOTICE AND WAIVER OF RIGHTS

REGARDING WARRANT OF ATTORNEY TO CONFESS JUDGMENT EXECUTION RIGHTS, AND WAIVER OF RIGHTS TO PRIOR NOTICE AND JUDICIAL HEARING

Borrowers:	Del Toch LLC Delborne Land Company LLC Delbrook Holding LLC
Guarantor:	DVL, Inc.
Transaction:	$4,500,000.00 Commercial Time Loan
Date:	August 1, 2007

This NOTICE AND WAIVER of rights is made by you (that is, each person signing below) and given to PENNSYLVANIA BUSINESS BANK (the "Lender") in connection with the above-described credit transaction. **IT IS IMPORTANT THAT YOU CAREFULLY READ AND UNDERSTAND THIS DOCUMENT. WHEN YOU SIGN YOUR NAME IN THE SPACE PROVIDED BELOW YOU ARE ACKNOWLEDGING AND REPRESENTING TO THE LENDER THAT YOU HAVE READ AND UNDERSTAND THE CONTENTS OF THIS DOCUMENT. DO NOT SIGN THIS DOCUMENT UNLESS YOU HAVE READ AND UNDERSTAND ITS CONTENTS.**

You will be executing and delivering to the Lender a **Promissory Note Change in Terms Agreement** or **Commercial Guaranty** (the "Debt Instrument") which grants to the Lender, among other things, the power and authority to enter **JUDGMENT BY CONFESSION** against you, and to exercise rights of execution, levy, garnishment, seizure of your property and the like. Other than notices, if any, required under the Debt

Instrument, these rights and powers may be exercised by the Lender without giving you any prior notice of its intention to do so. In addition, these powers and rights may be exercised without a hearing except as otherwise required by law.

By executing and delivering this Notice and Waiver, you knowingly, voluntarily, and intelligently waive your rights to prior notice and a hearing or other judicial proceedings to determine your rights and liabilities in connection with the Debt Instrument. By signing this Notice and Waiver, you acknowledge that you understand the Lender may obtain a judgment against you, and execute upon and seize forthwith your property and assets without the opportunity to raise any defense, set-off, counterclaim, or other claim that you may have. Each of you knowingly, voluntarily, and intelligently waive your rights to any prior notice or judicial determination as a material part of the consideration for this transaction and in order to induce the Lender to enter into this transaction. You acknowledge and represent that you have consulted (or have had an opportunity to consult) with legal counsel of your choice, and with such other experts and advisors as you deemed necessary, in connection with the execution and delivery of the Debt Instrument (including without limitation the provisions of the Debt Instrument authorizing the confession of judgment and the execution upon and seizure of your property and assets without the opportunity for prior notice or judicial determination of any nature).

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Notice and Waiver as of the day, month and year set forth above.

DO NOT SIGN THIS DOCUMEN[redacted]LESS YOU HAVE READ

AND UNDE[redacted]ITS CONTENTS

DELBORNE LAND COMPANY LLC,
By: DVL, Inc., its Managing Member

By: ______________________
Alan E. Casnoff, President

ATTEST:

____

DEL TOCH LLC,

By: DVL, Inc. its Managing Member

By: ______________________ ______________________

Alan E. Casnoff, President

[redacted]

DELBROOK HOLDING LLC

By: DVL, Inc., its Managing Member

By: ______________________

Alan E. Casnoff, President

LOAN OFFICER'S CERTIFICATION

I, the undersigned loan officer, hereby certify that the foregoing Waiver of Rights was signed in my presence by the persons whose names appear above, and that I instructed he/she/they to read this entire document before signing it and, having done so, observed he/she/they read this Waiver of Rights and answered any questions he/she/they had about its contents. I further certify that I pointed out the Warrant of Attorney to Confess Judgment contained in the Loan Documents and directed that they read the Warrant of Attorney to Confess Judgment, as well as the entirety of the Loan Documents, before he/she/they signed the Loan Documents.

____

[Loan Officer]

COMMERCIAL GUARANTY

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
						***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Guarantor: DVL, Inc. (TIN: 13-2892858)
70 East 55th Street
New York, NY 10022

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower, or any one or more of them, to Lender, and the performance and discharge of all Borrower's obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender's remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents. Under this Guaranty, Guarantor's liability is unlimited and Guarantor's obligations are continuing.

INDEBTEDNESS. The word "Indebtedness" as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, permissible fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrower individually or collectively or interchangeably with others, owes or will owe Lender. "Indebtedness" includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrower, or any one or more of them, and any present or future judgments against Borrower, or any one or more of them, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender's rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantor's liability will be Guarantor's aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER, OR ANY ONE OR MORE OF THEM, TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, "new Indebtedness" does not include all or part of the Indebtedness that is: incurred by Borrower prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Guarantor's estate as to the Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. **It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).**

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, **without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time:** (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D)

to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantor's financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S FINANCIAL STATEMENTS. Guarantor agrees to furnish Lender with the following:

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

Additional Requirements. 1. .

All financial reports required to be provided under this Guaranty shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Guarantor as being true and correct.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credit to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Expenses. If Lender institutes any suit or action to enforce any of the terms of this Guaranty, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, to the extent permitted by applicable law. Guarantor also will pay any court costs, in addition to all other sums provided by law.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Philadelphia County, Commonwealth of Pennsylvania.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. The terms of this Guaranty shall be binding upon Guarantor, and upon Guarantor's heirs, personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.

WARRANT OF ATTORNEY TO CONFESS JUDGMENT. GUARANTOR IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, WITH OR WITHOUT THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON ANY OF THE INDEBTEDNESS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT, FOR LIEN PRIORITY PURPOSES, EQUAL TO FIFTEEN PERCENT (15.000%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00), ADDED FOR ATTORNEYS' COLLECTION FEES, WITH THE ACTUAL AMOUNT OF ATTORNEYS' AND COSTS TO BE DETERMINED IN ACCORDANCE WITH THE SECTION OF THIS GUARANTY ENTITLED "PAYMENT OF COSTS AND ATTORNEY'S FEES." TO THE EXTENT PERMITTED BY LAW, GUARANTOR: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION THIS VOLUNTARY CONDEMNATION AND AGREES THAT ANY REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS GUARANTY, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL GUARANTY AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS GUARANTY SHALL BE A SUFFICIENT WARRANT THEREFORE. LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE INDEBTEDNESS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME INDEBTEDNESS. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST GUARANTOR HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON GUARANTOR'S BEHALF FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST GUARANTOR FOR ANY PART OR ALL OF THE INDEBTEDNESS AS

PROVIDED FOR HEREIN, IF DO SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

PAYMENT OF COSTS AND ATTORNEY'S FEES. Guarantor shall be liable, and shall reimburse Lender on demand, for all attorneys' fees, costs and expenses incurred by Lender in the event that Lender engages an attorney to represent it in connection with (1) any alleged default by any Borrower, Guarantor, or Grantor under the Note and Related Documents issued in connection with or arising out of any of the Indebtedness or any other obligation between any Borrower, Guarantor, or Grantor; (2) the enforcement of any of the Lender's rights and remedies under the Note and Related Documents or any agreement or document evidencing any obligation of any Borrower, Guarantor, or Grantor; (3) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against any Borrower, Guarantor, or Grantor; and/or (4) any potential and/or actual litigation arising out of or related to any of the foregoing, the Note and Related Documents, the Indebtedness or any other obligation of any Borrower, Guarantor, or Grantor to Lender. Guarantor shall also be liable and shall reimburse Lender on demand for all other costs and expenses (including without limitation attorney's fees) incurred by Lender in connection with the collection, preservation and/or liquidation of any collateral security for any of the Indebtedness and/or in the enforcement of the obligations of any Borrower, Guarantor, or Grantor under the Note or Related Documents or any other agreement or document. This reimbursement obligation will not merge into, and will expressly survive, any judgment of foreclosure or judgment on the Note, Guaranty, or any Related Document.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrower. The word "Borrower" means Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

GAAP. The word "GAAP" means generally accepted accounting principles.

Guarantor. The word "Guarantor" means everyone signing this Guaranty, including without limitation DVL, Inc., and in each case, any signer's successors and assigns.

Guaranty. The word "Guaranty" means this guaranty from Guarantor to Lender.

Indebtedness. The word "Indebtedness" means Borrower's indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word "Lender" means Pennsylvania Business Bank, its successors and assigns.

Note. The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JUNE 1, 2007.

THIS GUARANTY IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS GUARANTY IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GUARANTOR:

DVL, INC.

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

ATTEST:

____
Secretary or Assistant Secretary

(Corporate Seal)

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Principal Amount: $4,500,000.00 **Initial Rate: 10.250%** **Date of Agreement: June 1, 2007**

DESCRIPTION OF EXISTING INDEBTEDNESS. A $4,500,000.00 commercial loan (the "Loan"), evidenced by a Promissory Note dated August 29, 2002, as modified by Change in Terms Agreements dated Septemer 1, 2004, March 1, 2006, September 1, 2006, and March 1, 2007 (collectively, the "Note"), providing for payments of interest only commencing on September 1, 2002 and continuing on the first day of each month thereafter until DEMAND for payment or June 1, 2007 (the "Sixth Extended Maturity Date"), whichever comes sooner, when the entire outstanding balance of principal, accrued and unpaid interest, and charges and fees, if any, shall be due and payable in full. Interest shall accrue on the unpaid principal at the floating rate of the Wall Street Journal Prime Rate (the "Index," as more particularly described hereunder), plus 2.000 percent per annum, except that the rate of interest will never be less than 7.500 percent per annum (the "Interest Rate Floor") .

DESCRIPTION OF COLLATERAL. A Mortgage and Assignment of Rents dated August 29, 2002 from Del Toch LLC on all that land and premises in the Township of Kearney, County of Hudson, and State of New Jersey, commonly known as 160 Passaic Avenue and appearing as Lot 7A, Block 22A on the Tax Map of Kearney Township; and a Mortgage and Assignment of Rents dated August 29, 2002 from Delborne Land Company, LLC on all that land and property commonly known as 196-230 Passaic Avenue and appearing as Lot 8, Block 15 on the Tax Map of Kearney Township; a security interest from Del Toch LLC, Delborne Land Company, LLC, and Delbrook Holding LLC in all Inventory, Chattel Paper, Accounts, Equipment, General Intangibles and Fixtures; and all obligations of Del Toch LLC, Delborne Land Company LLC, and Delbrook Holding, LLC to DVL, Inc.

DESCRIPTION OF CHANGE IN TERMS. The Maturity Date is extended to September 1, 2007.

PROMISE TO PAY. Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC ("Borrower") jointly and severally promise to pay to Pennsylvania Business Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Four Million Five Hundred Thousand & 00/100 Dollars ($4,500,000.00), together with interest on the unpaid principal balance from September 1, 2002, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule:

> **Borrower shall make payments of interest only commencing on September 1, 2002 and continuing on the first day of each month thereafter until DEMAND for payment or September 1, 2007 (the "Seventh Extended Maturity Date"), whichever comes sooner, when the entire outstanding balance of principal, accrued and unpaid interest, and charges and fees, if any, shall be due and payable in full.**

Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. Interest on this loan is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. **Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.**

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an index which is the Prime Rate for large money center banks published daily in the Money Rates Section of the Wall Street Journal (Eastern Edition) (the "Index"). The Index is called the "Wall Street Journal Prime Rate" and is not necessarily the lowest rate charged its customers by Lender. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each each time a Prime Rate Change is announced. Borrower understands that Lender may make loans based on other rates as well. **The Index currently is 8.250% per annum.** The interest rate to be applied to the unpaid principal balance during this loan will be at a rate of 2.000 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 10.250% per annum. NOTICE: Under no circumstances will the interest rate on this loan be less than 7.500% per annum or more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Pennsylvania Business Bank, 1819 John F. Kennedy Boulevard, Suite 210, Philadelphia, PA 19103.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **10.000% of the unpaid portion of the regularly scheduled payment or $20.00, whichever is greater.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this loan shall be increased by adding a 5.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. If judgment is entered in connection with this Agreement, interest will continue to accrue after the date of judgment at the rate in effect at the time judgment is entered. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to perform Borrower's obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within five (5) days; or (2) if the cure requires more than five (5) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance under this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

EXPENSES. If Lender institutes any suit or action to enforce any of the terms of this Agreement, Lender shall be entitled to recover such sum as the court may adjudge reasonable. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals, to the extent permitted by applicable law. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Pennsylvania.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Philadelphia County, Commonwealth of Pennsylvania.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $50.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Agreement is secured by a Mortgage and Assignment of Rents dated August 29, 2002 from Del Toch LLC on all that land and premises in the Township of Kearney, County of Hudson, and State of New Jersey, commonly known as 160 Passaic Avenue and appearing as Lot 7A, Block 22A on the Tax Map of Kearney Township; and a Mortgage and Assignment of Rents dated August 29, 2002 from Delborne Land Company, LLC on all that land and property commonly known as 196-230 Passaic Avenue and appearing as Lot 8, Block 15 on the Tax Map of Kearney Township; a security interest from Del Toch LLC, Delborne Land Company, LLC, and Delbrook Holding LLC in all Inventory, Chattel Paper, Accounts, Equipment, General Intangibles and Fixtures; and all obligations of Del Toch LLC, Delborne Land Company LLC, and Delbrook Holding, LLC to DVL, Inc.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

Street Journal (Eastern Edition) or, if the Wall Street Journal no longer publishes the Prime Rate, a published index as selected by Lender.

CALCULATION OF INTEREST CHARGES. Any language herein to the contrary notwithstanding, all interest charges will be calculated based on a year of three hundred and sixty (360) days. Interest (finance charges) calculated for portions of a year will be calculated on a formula using 365 as the numerator and 360 as the denominator (i.e., 365/360).

WARRANT OF ATTORNEY TO CONFESS JUDGMENT. BORROWER IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD, WITH OR WITHOUT THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR SUCH SUMS AS ARE DUE AND/OR MAY BECOME DUE ON ANY OF THE INDEBTEDNESS, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH AN AMOUNT, FOR LIEN PRIORITY PURPOSES, EQUAL TO FIFTEEN PERCENT (15.000%) OF THE AMOUNT OF SUCH JUDGMENT, BUT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00), ADDED FOR ATTORNEYS' COLLECTION FEES, WITH THE ACTUAL AMOUNT OF ATTORNEYS' AND COSTS TO BE DETERMINED IN ACCORDANCE WITH THE SECTION OF THIS NOTE ENTITLED "PAYMENT OF COSTS AND ATTORNEY'S FEES." TO THE EXTENT PERMITTED BY LAW, BORROWER: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION THIS VOLUNTARY CONDEMNATION AND AGREES THAT ANY REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ALL APPRAISEMENT, STAY, EXEMPTION OR APPEAL LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF LENDER SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF AND MAY BE EXERCISED AS OFTEN AS LENDER SHALL FIND IT NECESSARY AND DESIRABLE AND THIS NOTE SHALL BE A SUFFICIENT WARRANT THEREFORE. LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE INDEBTEDNESS, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME INDEBTEDNESS. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR ANY PART OR ALL OF THE INDEBTEDNESS, AS PROVIDED FOR HEREIN, IF DO SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS.

INTEREST RATE INCREASE FOR FAILURE TO PROVIDE FINANCIAL INFORMATION. The Borrower, any Guarantor, and all co-signers and other persons, however designated, that are obligated, directly or indirectly, on the Loan or Indebtedness, must provide Financial Statements to the Lender as provided in the Business Loan Agreement, Promissory Note, or in any Commercial Guaranty or Related Documents, and such additional information as Lender may request from time to time (the "Financial Information"). If the required Financial Information is not received from each and every person obligated on the Loan or Indebtedness in a timely manner, Lender shall send a request for such Financial Information as it desires to the Borrower (the "Notice"). If the Financial Information requested is not received within ten (10) days of the date of the Notice: (i) the interest rate upon the Loan or Indebtedness shall increase by 2% per annum beginning on the 11th day after the date of the Notice and such increase in rate shall continue to apply until the first payment date of the first month after the Financial Information is provided; and (ii) the timely failure to comply with the Lender's request shall constitute an Event of Default. However, in appropriate circumstances as determined in the sole discretion of the Lender, such increase in rate may be rescinded or modified. The fact that the rate is increased shall not constitute a waiver by the Lender of the Event of Default and shall not prevent Lender from further increasing the rate of interest, as provided in the Note or Credit Agreement upon default.

PAYMENT OF COSTS AND ATTORNEY'S FEES. Borrower shall be liable, and shall reimburse Lender on demand, for all attorneys' fees, costs and expenses incurred by Lender in the event that Lender engages an attorney to represent it in connection with (1) any alleged default by any Borrower, Guarantor, or Grantor under the Note and Related Documents issued in connection with or arising out of any of the Indebtedness or any other obligation between any Borrower, Guarantor, or Grantor; (2) the enforcement of any of the Lender's rights and remedies under the Note and Related Documents or any agreement or document evidencing any obligation of any Borrower, Guarantor, or Grantor; (3) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against any Borrower, Guarantor, or Grantor; and/or (4) any potential and/or actual litigation arising out of or related to any of the foregoing, the Note and Related Documents, the Indebtedness or any other obligation of any Borrower, Guarantor, or Grantor to Lender. Borrower shall also be liable and shall reimburse Lender on demand for all other costs and expenses (including without limitation attorney's fees) incurred by Lender in connection with the collection, preservation and/or liquidation of any collateral security for any of the Indebtedness and/or in the enforcement of the obligations of any Borrower, Guarantor, or Grantor under the Note or Related Documents or any other agreement or document.

CLOSING, RECORDING, AND CONTINUATION COSTS AND FEES; ADMINSTRATIVE COSTS UPON LOAN SATISFACTION. In addition to such other fees and costs pertaining to the Loan as Borrower has agreed to pay, Borrower shall be responsible for the payment all fees and costs related to the documentation and perfection of the collateral interest securing the repayment of the Loan, if any, including but not limited to recording and filing fees, search fees, appraisal and environmental survey fees, the fees of service providers, and shipping or mailing fees. Thereafter, Borrower shall be responsible for all such fees and costs related to the continuation of the collateral interest. Upon the termination of the collateral interest, Borrower shall be responsible for the payment of all such fees and costs pertaining to the release of the collateral interest, in addition to administrative fees charged by Lender. All such expenditures incurred by Lender for such purposes will bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by the Borrower. All such expenses will become part of the Indebtedness and, at Lender's option, will (a) be payable on Demand, (b) added to the balance of the Note and repaid in accordance with the terms of the Note, or (c) treated as an additional sum to be paid upon the maturity of the Note. Such rights shall be in addition to all other rights and remedies which Lender may be entitled to on Default. Upon the satisfaction of the Loan in the regular course of business, Lender shall be entitled to administrative costs, which shall be at least $250.00, in addition to the outstanding balance of principal, accrued and unpaid interest, and other costs and fees, if any.

SUCCESSOR INTERESTS. The terms of this Agreement shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: Pennsylvania Business Bank 1401 Walnut Street, 4th Floor Philadelphia, PA 19102.

MISCELLANEOUS PROVISIONS. If any part of this Agreement cannot be enforced, this fact will not affect the rest of the Agreement. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (e) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent

allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

DEL TOCH LLC

DVL, INC., Managing Member of Del Toch LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

DELBORNE LAND COMPANY LLC

DVL, INC., Managing Member of Delborne Land Company LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

DELBROOK HOLDING LLC

DVL, INC., Managing Member of Delbrook Holding LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

Signed, acknowledged and delivered in the presence of:

X ______________________________
Witness

X ______________________________
Witness

RESOLUTION OF CORPORATE LLC MEMBER

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Corporation: DVL, Inc. (TIN: 13-2892858)
70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

ORGANIZATION. The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 70 East 55th Street, New York, NY 10022. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records including its records concerning the Collateral. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Corporation is a Member in **Delbrook Holding LLC**. **Delbrook Holding LLC** has applied or will be applying to **Pennsylvania Business Bank ("Lender")** for a loan or loans and other financial accommodations from Lender and has agreed to grant collateral for a loan or loans and other financial accommodations from Lender to **Delbrook Holding LLC**, including those which may be desc[illegible] on any exhibit or schedule attached to this Resolution. The Corporation has considered the value to itself of **Delbrook Holding LLC** ob[illegible] financial accommodations described above and granting the collateral.

AUTHORIZATION TO BE A MEMBER. The Corporation is authorized to be and become a Member in the Limited Liability Com[illegible]brook **Holding LLC**, whose office is at c/o DVL, Inc., 70 East 55th Street, New York, NY 10022.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation h[illegible]o Board of Directors then at a meeting of the Corporation's shareholders, duly called and held **on June 1, 2007**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of DVL, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Alan E. Casnoff	**President**	**Y**	**X** ______________ **(Seal)**

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: President.

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Execute Documents. To execute and deliver to Lender the form of Limited Liability Company Resolution and other loan documents submitted by Lender, confirming the nature and existence of Delbrook Holding LLC, including the Corporation's participation in Delbrook Holding LLC as a Member, and evidencing the terms of the loan from Lender to Delbrook Holding LLC.

Authorize Officers. To authorize other officers or employees of the Corporation, from time to time, to act in his or her stead or as his or her successors on behalf of the Corporation as Member in Delbrook Holding LLC.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Corporation,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

PARTICIPATION AUTHORIZED. The Corporation's participation in Delbrook Holding LLC as a Member and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Corporation and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of incorporation, bylaws, or any agreement or other instrument binding upon the Corporation or (B) any law, governmental regulation, court decree, or order applicable to the Corporation.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its

revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set [redacted] name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify th[redacted]ents and representations made in this Resolution are true and correct. This Resolution of Corporate LLC Member is dated Ju[redacted]

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CO[redacted]TE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE SEAL

X ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

RESOLUTION OF CORPORATE LLC MEMBER

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Corporation: DVL, Inc. (TIN: 13-2892858)
70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

ORGANIZATION. The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 70 East 55th Street, New York, NY 10022. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records including its records concerning the Collateral. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Corporation is a Member in **Del Toch LLC. Del Toch LLC** has applied or will be applying to **Pennsylvania Business Bank ("Lender")** for a loan or loans and other financial accommodations from Lender and has agreed to [illegible] collateral for a loan or loans and other financial accommodations from Lender to **Del Toch LLC**, including those which may be described on a[illegible] or schedule attached to this Resolution. The Corporation has considered the value to itself of **Del Toch LLC** obtaining the financial ac[illegible]ons described above and granting the collateral.

AUTHORIZATION TO BE A MEMBER. The Corporation is authorized to be and become a Member in the Limited Liab[illegible]ny named **Del Toch LLC**, whose office is at c/o DVL, Inc., 70 East 55th Street, New York, NY 10022.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close cor[illegible]ving no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held **on June 1, 2007**, at which a quorum was [illegible] and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of DVL, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Alan E. Casnoff	**President**	**Y**	**X** ______________ **(Seal)**

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: President.

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Execute Documents. To execute and deliver to Lender the form of Limited Liability Company Resolution and other loan documents submitted by Lender, confirming the nature and existence of Del Toch LLC, including the Corporation's participation in Del Toch LLC as a Member, and evidencing the terms of the loan from Lender to Del Toch LLC.

Authorize Officers. To authorize other officers or employees of the Corporation, from time to time, to act in his or her stead or as his or her successors on behalf of the Corporation as Member in Del Toch LLC.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Corporation,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

PARTICIPATION AUTHORIZED. The Corporation's participation in Del Toch LLC as a Member and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Corporation and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of incorporation, bylaws, or any agreement or other instrument binding upon the Corporation or (B) any law, governmental regulation, court decree, or order applicable to the Corporation.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its

revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Resolution of Corporate LLC Member is dated June [illegible]

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE SEAL

X ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

RESOLUTION OF CORPORATE LLC MEMBER

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Corporation: DVL, Inc. (TIN: 13-2892858)
70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

ORGANIZATION. The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 70 East 55th Street, New York, NY 10022. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records including its records concerning the Collateral. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RELATIONSHIP TO BORROWER AND GRANTOR. The Corporation is a Member in **Delborne Land Company LLC. Delborne Land Company LLC** has applied or will be applying to **Pennsylvania Business Bank ("Lender")** for a loan or loans and other financial accommodatio[illegible]m Lender and has agreed to grant collateral for a loan or loans and other financial accommodations from Lender to **Delborne Land Compan[illegible]**cluding those which may be described on any exhibit or schedule attached to this Resolution. The Corporation has considered the value t[illegible]**elborne Land Company LLC** obtaining the financial accommodations described above and granting the collateral.

AUTHORIZATION TO BE A MEMBER. The Corporation is authorized to be and become a Member in the Limited Liab[illegible]ny named **Delborne Land Company LLC**, whose office is at c/o DVL, Inc., 70 East 55th Street, New York, NY 10022.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close cor[illegible]aving no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held **on June 1, 2007**, at which a quorum was[illegible]t and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of DVL, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Alan E. Casnoff	President	Y	X [signature] (Seal)

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: President.

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Execute Documents. To execute and deliver to Lender the form of Limited Liability Company Resolution and other loan documents submitted by Lender, confirming the nature and existence of Delborne Land Company LLC, including the Corporation's participation in Delborne Land Company LLC as a Member, and evidencing the terms of the loan from Lender to Delborne Land Company LLC.

Authorize Officers. To authorize other officers or employees of the Corporation, from time to time, to act in his or her stead or as his or her successors on behalf of the Corporation as Member in Delborne Land Company LLC.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Corporation,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

PARTICIPATION AUTHORIZED. The Corporation's participation in Delborne Land Company LLC as a Member and the execution, delivery, and performance of the documents described herein have been duly authorized by all necessary action by the Corporation and do not conflict with, result in a violation of, or constitute a default under (A) any provision of its articles of incorporation, bylaws, or any agreement or other instrument binding upon the Corporation or (B) any law, governmental regulation, court decree, or order applicable to the Corporation.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its

revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all [redacted] and representations made in this Resolution are true and correct. This Resolution of Corporate LLC Member is dated June 1, 20[redacted]

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONS[redacted]D HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY: [redacted]

CORPORATE SEAL

X ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Company: Delborne Land Company LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is Delborne Land Company LLC ("Company"). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in the Commonwealth of Pennsylvania and all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in [redacted] the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and [redacted] to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company [redacted] at c/o DVL, Inc., 70 East 55th Street, New York, NY 10022. Unless the Company has designated otherwise in writing, the principal [redacted] at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the [redacted] of organization or any change in the Company's name. The Company shall do all things necessary to preserve and to keep in full [redacted] its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any [redacted] or quasi-governmental authority or court applicable to the Company and the Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held **on June 1,** [redacted] a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MANAGER. The following named entity is a manager of Delborne Land Company LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
DVL, Inc.	Managing Member	Y	[signature]

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: Managing Member.

ACTIONS AUTHORIZED. Any one (1) of the authorized entity listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any one (1) of such authorized entity is authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in its judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company's real property and all of the Company's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Company to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Company of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Company's Managers and Lender and in such amounts as in its judgment should be subordinated.

CONFESSION OF JUDGMENT. THE COMPANY HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE COMPANY FOR THE UNPAID AMOUNT OF THIS RESOLUTION AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, PERMISSIBLE FEES PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. IF A COPY OF THIS RESOLUTION, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE COMPANY WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT.

CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS RESOLUTION HAVE BEEN PAID IN FULL.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as it may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Company,** as the manager may in its discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: **None.**

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The manager named above is duly elected, appointed, or employed by or for the Company, as the case may be, and occupies the position set opposite its respective name. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is its genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Company certify that all statements and re[illegible]ons made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral / S[illegible]ebt is dated June 1, 2007.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CO[illegible]ND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

DVL, INC., Managing Member of Delborne Land Company LLC

By: ______________________ **(Seal)**
Alan E. Cashoff, President of DVL, Inc.

NOTE: If the manager signing this Resolution is designated by the foregoing document as one of the managers authorized to act on the Company's behalf, it is advisable to have this Resolution signed by at least one non-authorized manager of the Company.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Company: Del Toch LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is Del Toch LLC ("Company"). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at c/o DVL, Inc., 70 East 55th Street, New York, NY 1002[illegible] Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. [illegible] Company will notify Lender prior to any change in the location of the Company's state of organization or any change in the Company's nam[illegible] Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall com[illegible] regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to [illegible] and the Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held **on June 1, 2007**, at which a qu[illegible] present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MANAGER. The following named entity is a manager of Del Toch LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
DVL, Inc.	Managing Member	Y	

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: Managing Member.

ACTIONS AUTHORIZED. Any one (1) of the authorized entity listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any one (1) of such authorized entity is authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in its judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company's real property and all of the Company's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Company to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Company of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Company's Managers and Lender and in such amounts as in its judgment should be subordinated.

CONFESSION OF JUDGMENT. THE COMPANY HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE COMPANY FOR THE UNPAID AMOUNT OF THIS RESOLUTION AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, PERMISSIBLE FEES PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. IF A COPY OF THIS RESOLUTION, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE COMPANY WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO

CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS RESOLUTION HAVE BEEN PAID IN FULL.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as it may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Company**, as the manager may in its discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: **None.**

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The manager named above is duly elected, appointed, or employed by or for the Company, as the case may be, and occupies the position set opposite its respective name. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is its genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Company certify that all statements and repr[redacted]s made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral / Subo[redacted]bt is dated June 1, 2007.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTI[redacted] HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

DVL, INC., Member of Del Toch LLC

By: ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

NOTE: If the manager signing this Resolution is designated by the foregoing document as one of the managers authorized to act on the Company's behalf, it is advisable to have this Resolution signed by at least one non-authorized manager of the Company.

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	06-01-2007	09-01-2007	100056067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

Borrower: Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: Pennsylvania Business Bank
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Company: Delbrook Holding LLC
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY'S EXISTENCE. The complete and correct name of the Company is Delbrook Holding LLC ("Company"). The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Company is duly authorized to transact business in the Commonwealth of Pennsylvania and all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to [redacted] qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to own its prope[redacted]d to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at c/o D[redacted]East 55th Street, New York, NY 10022. Unless the Company has designated otherwise in writing, the principal office is the office at w[redacted]mpany keeps its books and records. The Company will notify Lender prior to any change in the location of the Company's state of organi[redacted]y change in the Company's name. The Company shall do all things necessary to preserve and to keep in full force and effect its existen[redacted]nd privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-gove[redacted]thority or court applicable to the Company and the Company's business activities.

RESOLUTIONS ADOPTED. At a meeting of the members of the Company, duly called and held **on June 1, 2007**, at wh[redacted]uorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MANAGER. The following named entity is a manager of Delbrook Holding LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
DVL, Inc.	**Managing Member**	**Y**	

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: Managing Member.

ACTIONS AUTHORIZED. Any one (1) of the authorized entity listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any one (1) of such authorized entity is authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in its judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all of the Company's real property and all of the Company's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Company to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Company of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Company's Managers and Lender and in such amounts as in its judgment should be subordinated.

CONFESSION OF JUDGMENT. THE COMPANY HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY-AT-LAW TO APPEAR IN ANY COURT OF RECORD AND TO CONFESS JUDGMENT AGAINST THE COMPANY FOR THE UNPAID AMOUNT OF THIS RESOLUTION AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, PERMISSIBLE FEES PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. IF A COPY OF THIS RESOLUTION, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. THE COMPANY WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT.

CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS LENDER MAY ELECT UNTIL ALL AMOUNTS OWING ON THIS RESOLUTION HAVE BEEN PAID IN FULL.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as it may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Company,** as the manager may in its discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company. Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business: **None.**

MULTIPLE BORROWERS. The Company may enter into transactions in which there are multiple borrowers on obligations to Lender and the Company understands and agrees that, with or without notice to the Company, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Company; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Company will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company's name; (B) change in the Company's assumed business name(s); (C) change in the management or in the Managers of the Company; (D) change in the authorized signer(s); (E) change in the Company's principal office address; (F) change in the Company's state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender. No change in the Company's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MANAGERS AND RESOLUTIONS. The manager named above is duly elected, appointed, or employed by or for the Company, as the case may be, and occupies the position set opposite its respective name. This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is its genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Company certify that all statements and r[redacted]ns made in this Resolution are true and correct. This Limited Liability Company Resolution to Borrow / Grant Collateral / Su[redacted]ebt is dated June 1, 2007.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CON[redacted]ND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

DVL, INC., Managing Member of Delbrook Holding LLC

By: ______________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

NOTE: If the manager signing this Resolution is designated by the foregoing document as one of the managers authorized to act on the Company's behalf, it is advisable to have this Resolution signed by at least one non-authorized manager of the Company.

CORPORATE RESOLUTION TO GUARANTEE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,500,000.00	05-01-2007	09-01-2007	100066067			***	

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: **Del Toch LLC, Delborne Land Company LLC and Delbrook Holding LLC**
c/o DVL, Inc., 70 East 55th Street
New York, NY 10022

Lender: **Pennsylvania Business Bank**
1819 John F. Kennedy Boulevard, Suite 210
Philadelphia, PA 19103
(215) 564-2665

Corporation: **DVL, Inc. (TIN: 13-2892858)**
70 East 55th Street
New York, NY 10022

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is DVL, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 70 East 55th Street, New York, N[redacted] 10022. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and [redacted] The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Co[redacted]ame. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges [redacted]ply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority o[redacted]able to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corpor[redacted]g no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held **on June 1, 2007**, at which a quorum was pr[redacted]nd voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of DVL, Inc.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
Alan E. Casnoff	**President**	**Y**	**X** _______________ **(Seal)**

LEVELS OF AUTHORITY. Notwithstanding any other provision of this Resolution, the following provisions shall apply with respect to levels of authority: President.

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty. To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officer of the Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, (the "Guaranty").

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, **including agreements waiving the right to a trial by jury and confessing judgment against the Corporation,** as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: **None.**

MULTIPLE BORROWERS. The Corporation may enter into transactions in which there are multiple borrowers on obligations to Lender and the Corporation understands and agrees that, with or without notice to the Corporation, Lender may discharge or release any party or collateral securing an obligation, grant any extension of time for payment, delay enforcing any rights granted to Lender, or take any other action or inaction, without the loss to Lender of any of it rights against the Corporation; and that Lender may modify transactions without the consent of or notice to anyone other than the party with whom the modification is made.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from

time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand, affixed the seal of the Corporation and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that [redacted] nd representations made in this Resolution are true and correct. This Corporate Resolution to Guarantee is dated June [redacted]

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL [redacted] AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

CORPORATE

SEAL

X ______________________________ **(Seal)**
Alan E. Casnoff, President of DVL, Inc.

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.